People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting

May 8, 2007

Forward-Looking Statements

Certain statements contained in this presentation are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

As of March 31, 2007


OKLAHOMA
ARKANSAS
TENNESSEE
MISSISSIPPI
Jackson
ALABAMA
TEXAS
LOUISIANA
FLORIDA

	2006 As Reported	2006 w/out Katrina**	Q1 2006	Q1 2007
Net Income	$119.3 million	$113.6 million	$29.3 million	$25.9 million
ROATE	20.78%	19.81%	20.59%	18.76%
ROA	1.42%	1.35%	1.45%	1.19%
Basic EPS	$2.11	$2.01	$0.53	$0.44

* Q1-07 annualized
**See slide #18 for Non-GAAP Financial Information

Trustmark is an integrated provider of banking and financial solutions

- $8.9 billion in total assets
- $450 million in revenue*
- Investment Ratings
  - Moody's: A2
  - S&P: BBB+

Corporate Infrastructure

- 150 Banking Centers
- 2,700 Associates
- Serving Florida, Mississippi, Tennessee, and Texas

Reasons to Invest in Trustmark

- Strong profitability metrics
- Solid, well-positioned balance sheet
- Diversified business mix
- Expanded presence in attractive growth markets

Positioned for growth and profitability

Strategic Focus

- **Increase loans and deposits**
- **Build upon success of Wealth Management and Insurance businesses**
- **Manage investments in human capital and infrastructure to promote revenue growth**
- **Enhance long-term shareholder value**

Balance Sheet

($ in thousands)

Average Balances	1st Quarter		Growth	
	2006	2007	$	%
Net Loans	$6,067,164	$6,663,620	596,456	9.8%
Securities & Fed Funds	1,316,559	1,099,050	(217,509)	-16.5%
Earning Assets	7,383,723	7,762,670	378,947	5.1%
Total Assets	8,201,725	8,814,787	613,062	7.5%
Total Deposits	6,184,505	7,114,993	930,488	15.0%
Borrowings	1,170,371	674,419	(495,952)	-42.4%
Equity	743,475	898,111	154,636	20.8%

Loans

($ in thousands)

	March 31,		Growth	
	2006	2007	$	%
R/E Construction	$789,134	$1,000,006	$210,872	26.7%
Real Estate	1,193,712	1,383,830	190,118	15.9%
Commercial	920,184	1,155,825	235,641	25.6%
1-4 Family	1,865,124	1,805,469	(59,655)	-3.2%
Consumer	891,405	969,739	78,334	8.8%
Other	459,399	437,544	(21,855)	-4.8%
Total Loans	$6,118,958	$6,752,413	$633,455	10.4%

By Loan Type
($ in billions)



Commercial $1.2
Real Estate $1.4
Consumer $1.0
20%
17%
14%
7%
15%
27%
Other $0.4
RE Constr $1.0
1-4 Family $1.8

By State
($ in billions)



Florida $0.7
Mississippi $3.9
Tennessee $0.4
10%
5%
11%
58%
16%
Texas $0.7
Mortgage Group $1.1

Credit Quality


($ in millions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$75.5
$74.8
$74.3
$64.8
$76.7
$72.1
$72.0
Katrina $9.8M
$2.0 M
Katrina $1.4M
$42.0
$37.9
$29.9
$27.5
$33.0
$38.9
$39.2
2001
2002
2003
2004
2005
2006
Q1-07
Allowance for Loan and Lease Losses (ALLL)
Non-Performing Assets (NPA)

	2001	2002	2003	2004	2005	2006	Q1-07
NPA/Total Loans + ORE	0.93%	0.82%	0.59%	0.51%	0.56%	0.59%	0.59%
Net Charge Offs/Average Loans	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%	0.10%

Deposits

($ in thousands)

	March 31,		Growth	
	2006	2007	$	%
Noninterest Checking	$1,428,206	$1,522,066	$93,860	6.6%
Interest Checking	1,506,765	1,740,403	233,638	15.5%
Savings	306,321	290,871	(15,450)	-5.0%
Money Market	870,042	1,095,832	225,790	26.0%
Time	2,209,698	2,665,130	455,432	20.6%
Total Deposits	$6,321,032	$7,314,302	$993,270	15.7%

By Deposit Type

($ in billions)



Nonint Chkg
$1.5
21%
Interest Chkg
$1.7
24%
Savings
$0.3
4%
Money Mkt
$1.1
15%
Time
$2.7
36%

By State

($ in billions)



Florida
$0.3
4%
Tennessee
$0.5
7%
Texas
$0.7
9%
Mississippi
$5.8
80%

Florida Panhandle

- Trustmark has $696 million in loans and $256 million in deposits+
- Cross-sell to Fisher-Brown's 4,000 commercial insurance customers
- Expand Wealth Management
- 2 new banking centers to open by end of 2007
- New headquarters in Destin to open by end of 2008



Valparaiso
Niceville
Air Force
Base
OKALOOSA
Freeport
WASHINGTON
WALTON
Wright
Mary Esther
Fort Walton Beach
Choctawhatchee Bay
Destin
Santa Rosa Beach
Miramar Beach
BAY
Southport
West Bay
Laguna Beach
Panama City Beach
Lynn Haven
Panama City
Parker
Future branches
Existing branches

County	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,630	10.5%	5.4%	3
Okaloosa	193,140	10.5%	2.4%	2
Walton	55,630	29.5%	8.9%	3
Total	**419,400**	**13.1%**	**4.3%**	**8**

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

Houston

- Trustmark has 14 banking centers with $730 million in loans and $662 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- 3 new banking centers to open by early 2008



Future branches
Existing branches
The Woodlands
Tomball
Spring Creek
Hempstead
Kingwood
Humble
Lake Houston
T E X A S
Jersey Village
Greens Bayou
Sheldon Reservoir
San Jacinto
Highlands
H A R R I S
Katy
Hunters Creek Village
Bunker Hill Village
Piney Point Village
Cloverleaf
Jacinto City
Channelview
Houston
Galena Park
Bellaire
West University Place
Pasadena
Deer Park
Brays Bayou
South Houston
Meadows
Stafford
Sugar Land
Missouri City
Pearland
Rosenberg
Nassau Bay
BRAZORIA
Clear Creek
Webster
Barrett

County	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,587,606	14.2%	0.8%	14

\+ As of 3/31/2007
++ As of 6/30/2006, proforma for Republic merger
Source: SNL Financial and ESRI

Jackson

- Trustmark has $1.9 billion in loans and $3.1 billion in deposits+
- Maintain market dominance by focusing on cross-selling and retention
- 2 new banking centers to open by end of 2008



MADISON
Flora
Madison
Ridgeland
Ross Barnett Reservoir
Natchez Trace Pkwy
Clinton
Flowood
Jackson
Pearl
Richland
RANKIN
Pelahatchie
Florence
Future branches
Existing branches

County	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	253,999	-0.1%	42.7%	22
Rankin	135,528	14.2%	31.6%	12
Madison	88,751	13.8%	27.4%	8
TOTAL	**478,278**	**6.5%**	**37.7%**	**42**

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

Memphis

- Trustmark has $460 million in loans and $698 million in deposits+
- Strengthen retail banking franchise
- Focus on middle market lending and consumer banking
- Expand Mortgage and Wealth Management platforms
- 1 new banking center to open in 2007


Rosemark
Millington
Arlington
TENNESSEE
Somerville
Lakeland
Bartlett
Eads
SHELBY
FAYETTE
Williston
Memphis
Fisherville
Germantown
Collierville
Rossville
Junction
Southaven
Olive
Branch
Horn Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
MISSISSIPPI
Future branches
Existing branches

	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Memphis	1,113,280	6.4%	2.7%	22

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

South Region

- Trustmark has $654 million in loans and $1.6 billion in deposits+
- 1 new banking center to open in 3rd Qtr 2007
- 2 new banking centers to open by early 2008



Future branches
Existing branches
MISSISSIPPI
Meridian
Hattiesburg
Gulfport
Pascagoula

Market	2006 Population	2006-11 Projected Pop Growth	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	121,889	5.7%	13.4%	6
MS Gulf Coast MSAs	322,070	14.6%	0.1%	1
Other	380,321	0.7%	25.9%	35
TOTAL	**824,280**	**6.9%**	**12.0%**	**42**

+ As of 3/31/2007
++ As of 6/30/2006
Source: SNL Financial and ESRI

2006 Revenue and Noninterest Income Composition

($ in millions)


Total Revenue
$436 Million
Commercial & Retail Banking $307
70%
Auto Finance/ Credit Card $34
8%
Mortgage $26
6%
Insurance $34
8%
Wealth Management $28
6%
Treasury & Other $7
2%


Total Noninterest Income
$155 Million
Wealth Management $23
15%
General Banking $82
53%
Insurance $34
22%
Mortgage $10
6%
Other $6
4%

Fee Income to Total Revenue 35.6%

Capital Management

- **Dividends**
  - Increased quarterly dividend per share 4.8% to $0.22, or $0.88 annually in 2006
  - 24th consecutive year of increased dividends
- **Share Repurchase Program**
  - Repurchased 21.8 million shares ($492.6 million) since 1998 including:
    - 468 thousand shares ($13.4 million) in Q1 2007
    - 631 thousand shares ($18.8 million) in 2006
- **Capital Structure**
  - Enhanced capital structure with issuance of trust preferred securities ($60mm) and subordinated debt ($50mm)
  - These capital instruments provide a cost-effective manner in which to manage capital and enhance financial flexibility

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Non-GAAP Financial Information

Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina. Management believes this information will help users compare Trustmark's current results to prior periods.

	Year Ended 2006	
	($ in thousands)	Basic EPS
Net Income as reported – GAAP	$ 119,273	$ 2.106
Adjustments (net of taxes):		
Less Hurricane Katrina reserves released		
Provision for loan losses	(4,736)	(0.083)
Mortgage related charges	(952)	(0.017)
	(5,688)	(0.100)
Net Income adjusted for specific items (Non-GAAP)	$ 113,585	$ 2.006